EXHIBIT 10.1
                              PROGINET CORPORATION

             CONFIDENTIAL INFORMATION AND NON-COMPETITION AGREEMENT
                                 FOR CONSULTANTS

THIS AGREEMENT is made and entered into this _____ day of _______________, ____, by and between PROGINET CORPORATION., a Delaware corporation ("PROGINET") and
____________________,                         residing                        at
________________________________________________ ("Consultant").

BACKGROUND
----------

PROGINET is in the business of conceiving, acquiring, developing, commercializing, marketing, and selling and/or licensing computer software programs and providing services to facilitate and enhance the use of such programs by its customers.

As a consultant of PROGINET, PROGINET will disclose to Consultant considerable confidential, proprietary, and trade secret information relating to the developments, products, markets, and customers of PROGINET, all of which were obtained at great effort and expense to PROGINET;

PROGINET will provide information to the Consultant relating to the products, markets, and customers of PROGINET. Such information will include the disclosure to the Consultant of confidential, proprietary, and trade secret information of PROGINET and its customers, and suppliers and will make the Consultant extremely valuable to competitors of PROGINET; and

As a condition of Consultant's acceptance of assignment with PROGINET, Consultant agrees to the non-competition and confidentiality covenants contained herein, and recognizes that such covenants are essential to PROGINET's legitimate business interests.

NOW, THEREFORE, with the intent to be legally bound hereby, the parties agree as follows:

1.       PROTECTION OF CONFIDENTIAL INFORMATION; RESTRICTIONS ON ACTIVITIES.

         A. Consultant recognizes and acknowledges that he or she will perform unique services for PROGINET as assigned from time to time by PROGINET. While performing such services, PROGINET will provide Consultant with, or Consultant will have access to confidential, proprietary, and trade secret information of PROGINET, all of which were obtained by PROGINET at great effort and expense. Such information must be maintained in confidence by Consultant to protect PROGINET's and its customers and suppliers legitimate interests in its investments and its business. Consultant acknowledges that these restrictions are required for the reasonable protection of PROGINET, and for PROGINET's reliance on the confidence in Consultant.

         B. Consultant recognizes and acknowledges that the confidential, proprietary, and trade secret information of PROGINET, including (without limitation) information regarding PROGINET inventions, discoveries, acquisitions, product designs, product improvements, product flow charts, file layouts, formulas, equipment, marketing and business plans, methods, research, source codes, object codes, program documentation and related user information manuals, as well as its confidential customer information, including customer lists and pricing policies (hereinafter referred to as "Confidential Information"), are valuable, special, and unique assets which are owned by PROGINET, and, along with confidential, proprietary, and trade secret information disclosed by third parties to PROGINET, are regularly used in the business of PROGINET. Consultant will not (except with PROGINET's prior written consent), while providing services to PROGINET or thereafter, directly or indirectly, disclose or

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                  allow the  disclosure of any  Confidential  Information to any person, firm, corporation, association, government (except as required by law), or other entity for any reason or purpose whatsoever, nor shall Consultant, directly or indirectly, make use of any such Confidential Information for his or her own purposes or for the benefit of any person, firm, corporation, association, or other entity (except PROGINET) under any circumstances. During the term of his or her assignment, Consultant shall, at the request of PROGINET, execute such assignments, certificates, or other instruments as PROGINET may from time to time deem necessary or desirable to evidence, maintain, perfect, protect, enforce, or defend its rights,
                  title   and   interests   in  or  to  any  such   Confidential
                  Information.

         C. Consultant agrees that all software developed and all Confidential Information relating to PROGINET's business that Consultant shall use or prepare or come into contact with shall remain the sole and exclusive property of PROGINET. Consultant further agrees to deliver such property to PROGINET immediately at the earlier of the termination of his or her assignment by PROGINET or at the request of PROGINET.

2.       NON-COMPETITION BY CONSULTANT.

                  During the term of Consultant's assignment with PROGINET, Consultant shall not, directly or indirectly, either as an consultant, employer, consultant, agent, principal, partner, stockholder (of more than one percent (1%) of the outstanding capital stock), corporate officer, director, or in any other individual or representative capacity, engage or participate in any business that is in competition, in any manner whatsoever, with the business of PROGINET.

3.       RESTRICTIONS ON POST-ASSIGNMENT ACTIVITIES.

         A. Consultant recognizes that the limited protection afforded to PROGINET by the covenants contained in this Section 3 are based upon the following:

                  (1) PROGINET has expended and will continue to expend substantial time, money, and effort in developing and acquiring (i) computer software programs and related user information manuals and the expertise to produce such in which the designs, source and object codes, manuals, and specifications are valuable trade secrets, and (ii) a valuable list of customers and information about their technical problems and needs, computer software purchasing and licensing habits, idiosyncrasies, and internal computer software purchasing and licensing procedures which are also trade secrets of PROGINET, and (iii) goodwill with its customers and in the computer products industry and business community in general;

                  (2)      Consultant   will,  in  the  course  of  his  or  her
                           assignment,   be  personally  entrusted  with  and/or
                           exposed to Confidential Information;

                  (3) PROGINET, during the term of this Agreement and after its termination, will be engaged on a worldwide basis in the highly competitive computer software program industry and computer software program services industry in which many firms, including PROGINET, compete;

                  (4) PROGINET will further develop its substantial, worldwide computer software business through the development and acquisition of certain patents, copyrights, technology, and associated trade secrets and know-how, relating to computer software programs;

                  (5) Consultant could become a competitor of PROGINET after having access to PROGINET's training and experience, financial records, contracts, patents, copyrights, computer software technology, and Confidential Information;


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                  (6)      PROGINET may suffer great loss and  irreparable  harm
                           if   Consultant's   assignment   with   PROGINET   is
                           terminated and thereafter he or she entered, directly or indirectly, into competition with PROGINET.

         B. In consideration of both the payments and benefits provided to Consultant as a consultant of PROGINET and under this Agreement, as well as the wide access PROGINET will grant to Consultant to review and become familiar with the Confidential Information, Consultant agrees that during and for a period of three (3) years after termination of his or her assignment, no matter what the cause of that termination, he or she shall not for any reason, directly or indirectly, whether as an employee, consultant, partner, proprietor or investor, for himself or on behalf of, or in conjunction with any person, partnership, or corporation do any one or more of the following:

                  (1) Install or base any proprietary software of proginet nor engage in the marketing, solicitation, licensing, or selling of any product or service which performs functions the same as, similar to, or directly competitive with, those being marketed, licensed, or sold by PROGINET at the time of such termination to any customer of PROGINET during the three (3) year period prior to Consultant's termination of assignment, without Proginets written consent.

                  (2) Use any Confidential Information that was acquired by Consultant as an consultant of PROGINET (i) in order to acquire a competitive advantage, or (ii) in any manner such that it would have a detrimental effect upon PROGINET's business.

                  (3) Engage in any activity for the purpose of inducing, encouraging, offering, or arranging for the assignment or engagement by anyone other than PROGINET of any consultant, officer, director, agent, consultant, or sales representative of PROGINET or attempt to engage any of them in a manner which would deprive PROGINET of their services or place them in a conflict of interest with PROGINET.

         C. PROGINET and Consultant agree that Consultant may continue to provide his or her services to other third parties without interruption, after his or her termination from PROGINET without limitation except that he or she shall not disclose information as provided for herein, nor directly or indirectly compete with PROGINET as provided for herein. However the parties agree that the Consultant shall be free to provide his or her services to the companies listed on Schedule I, if any which shall not be deemed competition with PROGINET, if said
                  Schedule I is signed at this time by a duly authorized officer of PROGINET.

         D. PROGINET and Consultant agree that the covenants set forth in this Agreement shall accrue to the benefit of PROGINET, irrespective of any reason for termination of Consultant's assignment, or Consultant's performance as an consultant of PROGINET and that termination of this Agreement for any reason shall not terminate Consultant's obligations hereunder.

         E. The parties acknowledge that they have attempted to limit Consultant's activities only to the extent necessary to protect PROGINET's legitimate interests. Consequently, the parties hereby agree that, if the scope or enforceability of the covenants contained in this Agreement are in any way disputed at any time, a court or other trier of fact may modify and enforce the covenants to the extent that it believes to be reasonable under the circumstances existing at that time.

4.       DISCLOSURE OF INFORMATION TO PROGINET.

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         A.       Consultant  further  agrees  that  he or  she  shall  not  (i)
                  disclose to PROGINET or its consultants or otherwise use in connection with Consultant's assignment with PROGINET, any
                  confidential   information   obtained   by   Consultant   from
                  Consultant's   prior  employers  or  other  persons  for  whom
                  Consultant was a consultant or (ii) in any other manner breach their terms of any such agreement or understanding with any such prior employer or other person.

         B.       Consultant agrees that all technology, proposes




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5.       FEDERAL REGULATIONS.

         Consultant shall comply with United States Government regulations applicable to contracts between the agencies of the United States Government (or their contractors) and PROGINET which relate either to patent rights or to the safeguarding of information pertaining to the defense of the United States.

6.       NOTICE TO SUBSEQUENT EMPLOYERS.

         Consultant agrees that upon termination of his or her assignment, no matter what the cause of that termination, he or she will notify any new employer, partner, associate, or any other person, firm or corporation with whom Consultant becomes associated in any business capacity whatsoever, of the provisions of this Agreement, and PROGINET may give similar notice thereof.

7.       NOTICE OF PREVIOUS AGREEMENTS.

         Consultant confirms that he/she is not a party to or otherwise bound by any other agreement restricting the use of information, confidential or otherwise, in the possession of Consultant or relating to the transfer of any invention to any person or entity other than PROGINET.

8.       NOTICE.

         Any notice required under this Agreement shall be given in writing. Notice to the Consultant shall be (i) delivered in person to Consultant, or (ii) sent by a recognized air courier to Consultant's residence as reflected on the records of PROGINET. Notice to PROGINET shall be sent by a recognized air courier to PROGINET's principal office.

9.       INJUNCTIVE RELIEF.

         Consultant acknowledges and agrees that it would be difficult and may be impossible to fully compensate PROGINET for damages resulting from the breach or threatened breach of the provisions of this Agreement, and accordingly agrees that PROGINET shall be entitled to temporary and injunctive relief, including temporary restraining orders, preliminary injunctions, and permanent injunctions to enforce such provisions in any actions or proceedings instituted in any court of competent jurisdiction. This provision with respect to injunctive relief shall not, however, diminish PROGINET's right to claim and recover damages.

10.      DEFENSES.

         The existence of any claim or cause of action by Consultant against PROGINET, whether predicated on this Agreement or otherwise, shall not constitute a defense to the enforcement by PROGINET of the covenants made by Consultant herein.

11.      WAIVER.

         The failure of PROGINET to object to any conduct in violation of any of the covenants made by Consultant herein shall not be deemed a waiver by PROGINET, but PROGINET may, if it wishes, specifically waive any part or all of those covenants to the extent that such waiver is set forth in writing duly authorized by an officer of PROGINET.


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12.      GOVERNING LAW.

         The parties agree that this Agreement shall be interpreted and enforced in accordance with the laws of the State of New York, exclusive of its provisions relating to conflicts of laws. In addition, the Consultant and PROGINET hereby submit to the jurisdiction of the federal and/or state courts, as the case may be, sitting in Nassau County, New York, in connection with any action arising from or relating to the enforcement, interpretation or application of the terms of this Agreement.

13.      ASSIGNMENT.

         The parties agree that PROGINET may assign Consultant to render services to a subsidiary or any other related company and in all events, the obligations contained herein with respect to Consultant shall apply to PROGINET, its subsidiaries, and any other company in which PROGINET shall have a majority interest. Nothing in this Agreement shall preclude PROGINET from consolidating or merging into or with, or transferring all or substantially all of its assets to, another corporation which assumes this Agreement and all obligations and undertakings of PROGINET hereunder. Upon such a consolidation, merger, or transfer of assets and assumption, the term "PROGINET" as used herein shall mean such other corporation and this Agreement shall continue in full force and effect. The obligations and duties of Consultant hereunder shall be personal and not assignable or delegable by Consultant in any manner whatsoever.

14.      SEVERABILITY.

         In the event that any portion of this Agreement shall be held to be invalid or unenforceable, it is agreed that the same shall not affect any other portion of this Agreement, but that the remaining terms and conditions or portions thereof shall remain in full force and effect, and that if any aspect of the restrictive covenants of this Agreement shall nevertheless be effective for such period of time and such areas as may be determined to be reasonable by a Court of competent jurisdiction.

15.      FINAL AGREEMENT.

         This Agreement supersedes any previous oral or written communications, representations, understandings, or agreements between the parties relating to the subject matter hereof.

         No alterations, amendments, changes, or additions to this Agreement shall be binding upon either party unless reduced to writing and signed by both parties.

16.      ASSIGNMENT-AT-WILL.

         The Consultant should be aware that the policies and programs of Proginet may be amended at any time, and that, depending upon the particular circumstances of a given situation, Proginet's actions may vary from written policy. As such, the contents of any policy, procedures, or other documents, DO NOT CONSTITUTE THE TERMS OF A CONTRACT OF Assignment. Nothing contained in this document should be construed as a guarantee of continued assignment. Rather, assignment with the Company is solely based upon the terms mutually agreed to in a written agreement between the parties." Any written or oral statement to the contrary by a supervisor, corporate officer or other agent of Proginet is invalid and should not be relied upon by any consultant or applicant for assignment.

         THIS AGREEMENT IS NOT A CONTRACT FOR Assignment OF THE Consultant.


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IN WITNESS  WHEREOF,  the parties  intending to be legally bound hereby have set their hands and seals hereto on the day and year first above written, and Consultant hereby acknowledges receipt of a copy of this Agreement.


WITNESS:                           PROGINET CORPORATION



________________________________   _______________________________________(Seal)
                                           (Company Official)

WITNESS:


________________________________   Name:__________________________________(Seal)
                                               (Consultant)




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                                  SCHEDULE "A"


                                   INVENTIONS
                                MADE OR CONCEIVED
                               PRIOR TO ASSIGNMENT
                               -------------------










WITNESS:                           PROGINET CORPORATION



________________________________   _______________________________________(Seal)
                                           (Company Official)

WITNESS:


________________________________   Name:__________________________________(Seal)
                                               (Consultant)





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                                  SCHEDULE "B"


                        DISCLOSURE OF PREVIOUS AGREEMENTS
                        ---------------------------------




A list and description of all obligations or agreements of the Consultant made prior to the date of this Agreement concerning protection of confidential information and non-competition made by the Consultant.

























WITNESS:                           PROGINET CORPORATION



________________________________   _______________________________________(Seal)
                                           (Company Official)

WITNESS:


________________________________   Name:__________________________________(Seal)
                                               (Consultant)


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